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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT: OCTOBER 2, 2003
                        (Date of earliest event reported)


                               US DATAWORKS, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                       001-15835               84-1290152
 (State or other jurisdiction           (Commission             (IRS Employer
       of incorporation)               File Number)          Identification No.)


              5301 HOLLISTER ROAD, SUITE 250, HOUSTON, TEXAS 77040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 934-3855

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Item 5.  Other Events.
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         On October 2, 2003, US Dataworks, Inc. ("Registrant"), a Nevada
corporation, entered into an agreement to sell an aggregate of 1,825,000 shares of the Registrant's common stock, $0.0001 par value ("Common Stock") for an aggregate purchase price of $3,650,000, to sell $575,0000 aggregate principal amount of 1% Convertible Debentures (the "Debentures") and to issue warrants to purchase 1,056,250 shares of Common Stock (the "Warrants," and collectively, with the Common Stock and Debentures, the "Securities") in a private placement to 11 institutional investors. The Common Stock Purchase and Warrants Agreement and the Convertible Debenture and Warrants Agreement, along with the form of Debentures and Warrants are attached hereto as Exhibits 99.1, 99.2, 4.1 and 4.2, respectively. The maturity date of the Debentures is October 2, 2004. The sale of the Securities resulted in gross proceeds to the Registrant, prior to the exercise of the Warrants, of approximately $4.2 million. The private placement closed on October 2, 2003. The Debentures are convertible into Common Stock at a conversion price of $2.00 per share (the "Conversion Price"), subject to standard anti-dilution adjustments. The Warrants are fully vested and exercisable at any time until October 2, 2006 at an exercise price of $2.00 per share (the "Exercise Price"), subject to standard anti-dilution adjustments. In the event the average closing price of the Common Stock during the period of November 24, 2003 through December 8, 2003 (the "Price Reset Period") is less than $2.00 per share, the per share purchase price of the Common Stock (the "Purchase Price"), the Conversion Price and the Exercise Price shall be adjusted to equal the average closing price for the Price Reset Period, discounted by 25%; provided, however, the Purchase Price, Conversion Price or the Exercise Price shall not be less than $0.60 per share.

         Pursuant to the terms of the Registration Rights Agreement attached hereto as Exhibit 4.3, upon request of the institutional investors, the Company is obligated to file with the Securities and Exchange Commission a registration statement on Form S-3 under the Securities Act of 1933, as amended, to register for resale the shares of Common Stock of the Company issued pursuant to the private placement, upon conversion of the Debentures and exercise of the Warrants. In addition, the Registration Rights Agreement provides for certain piggyback registration rights.

                                       2
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Item 7.  Financial Statements and Exhibits.
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         (c) Exhibits.

                4.1     1% Convertible Debenture.

                4.2     Form of Common Stock Purchase Warrant.

                4.3 Registration Rights Agreement, dated as of October 2, 2003, by and among the Registrant and the signatories hereto.

                99.1 Common Stock Purchase and Warrants Agreement, dated as of October 2, 2003, by and among the Registrant and the signatories hereto.

                99.2 Convertible Debenture and Warrants Agreement, dated as of October 2, 2003, by and between the Registrant and John Winfield IRA.

                99.3    Press Release dated October 8, 2003.

                                       3
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  October 8, 2003.

                                             US DATAWORKS, INC.



                                             By   /s/ Charles E. Ramey
                                                ------------------------------
                                                      Charles E. Ramey
                                                   Chief Executive Officer

                                       4
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                                INDEX TO EXHIBITS


   Exhibit
   Number                            Description
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     4.1       1% Convertible Debenture.

     4.2       Form of Common Stock Purchase Warrant.

     4.3 Registration Rights Agreement, dated as of October 2, 2003, by and among the Registrant and the signatories hereto.

    99.1 Common Stock Purchase and Warrants Agreement, dated as of October 2, 2003, by and among the Registrant and the signatories hereto.

    99.2 Convertible Debenture and Warrants Agreement, dated as of October 2, 2003, by and between the Registrant and John Winfield IRA.

    99.3       Press Release dated October 8, 2003.